Exhibit 10.106

                                THIS MORTGAGE
                             CANCELLED OF RECORD
                                 FEB 10 2004
                            ATLANTIC COUNTY CLERK

RECORDATION REQUESTED BY:
NJEDA
PO Box 990
Trenton, New Jersey 08625

SEND TAX NOTICES TO:     Instr            #2003710   MICHAEL J. GARVIN
NJEDA                    Recorded/Filed   MB         Atlantic County Clerk
PO Box 990               01/14/2002       10:29      Bk 8539 Pg 1 of 6  IGI
Trenton, New Jersey 08625

             MORTGAGE AND SECURITY AGREEMENT AND FIXTURE FILING

      THIS MORTGAGE, made this 10'" day of January, 2002, between IGI, INC., having offices at Wheat Road and Lincoln Avenue, Buena, New Jersey, herein designated as the Mortgagor, AND

      The NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY, a public body corporate and politic, constituting an instrumentality of the State of New Jersey, having its principal office located at 36 West State Street, PO Box 990, Trenton, New Jersey, herein designated as the Mortgagee;

      WITNESSETH, that to secure payment in lawful, money of the United. States of America, of the principal and interest of the promissory note made and given by the Mortgagor, of the tenor and purport as follows:

      A note, of even date herewith, in the amount of $245,556 together with interest at the rate therein provided, principal and interest thereon to be payable in accordance with the terms of said note (the "Note"), and a Loan Agreement between Mortgagor and Mortgagee (the "Agreement"). The terms of the Note and Agreement are incorporated by reference herein.

      The Mortgagor hereby mortgages to the Mortgagee all that tract or parcel of land and premises situate, lying and being in the Borough of Buena, in the County of Atlantic, State of New Jersey, more particularly described in Schedule A attached hereto and made a part hereof,

      TOGETHER, with all and singular the buildings, improvements, ways, woods, waters, watercourses, rights, liberties, privileges, hereditaments and appurtenances to the same belonging or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and of every part and parcel thereof; AND ALSO all the estate, right, title, interest, use, possession, property, claim and demand whatsoever, of the Mortgagor both in law and in equity, of, in and to the premises herein described, and every part and parcel thereof, with the appurtenances, TO HAVE AND TO HOLD the same unto the Mortgagee and to the Mortgagee's proper use and benefit forever.

      PROVIDED ALWAYS, and these presents are upon the express condition that if the Mortgagor shall well and truly pay to the Mortgagee, the sum of money mentioned in the said Note and the interest thereon, at the time or times and in the manner mentioned therein, according to the true intent and meaning thereof, then these presents shall cease and be void, anything herein contained to the contrary notwithstanding.

      COVENANTS:

      1. SEIZIN AND WARRANTY. (R.S. 46:9-2). The Mortgagor warrants the title to the premises.

      2. INDEBTEDNESS. The Mortgagor covenants that the Mortgagor will well and truly pay or cause to be paid to the Mortgagee, the said sum of money and interest according to the tenor and purport of the Note and the Agreement.

      3. TAXES. The Mortgagor covenants and agrees to pay in full, all taxes, assessments or other governmental charges levied upon the lands and improvements embraced in this Mortgage, and will claim no deduction from the taxable value of the mortgaged property by reason of this Mortgage.


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      4.    TAXES PAID. (R.S. 46:9-3). The Mortgagor covenants that no owner of the mortgaged property shall be entitled to any credit by reason of the payment of any tax thereon.

      5. INSURANCE. (R.S. 46:9-5). The Mortgagor covenants that the buildings on the premises shall be kept insured against loss by fire and other casualty for the benefit of the holder hereof.

      6. REPAIRS. The Mortgagor covenants that the buildings and improvements now on the mortgaged premises or which may hereafter be erected thereon will be kept in good and substantial repair.

      7. DECLARATION OF NO OFFSET. (R.S. 46:9-7). The Mortgagor within ten (10) days, upon written request of the holder hereof, will furnish at the expense of said holder a statement of the amount due on this Mortgage.

      8. FIXTURES. The Mortgagor covenants and agrees that the Mortgagor will not remove or suffer to be removed from the mortgaged premises any fixtures as defined by the-law in New Jersey, presently or in the future to be incorporated into, installed in, annexed or affixed to the realty nor will the Mortgagor execute or cause to be executed any security interest upon any such fixtures, additions to, substitutions or replacements thereof or upon any fixtures in the future to be installed in, annexed or affixed to the premises, without the written consent of the Mortgagee.

      9. PERFORMANCE. The Mortgagor covenants and agrees to perform and abide by the terms and covenants herein and the terms and covenants in the Note and the Agreement.

      10. EXPENDITURES BY MORTGAGEE. Upon any default by the Mortgagor of any of the covenants and terms hereof requiring the expenditure or outlay of monies by the Mortgagor or upon any default of payments due under any prior mortgage or under any security interest on fixtures upon the herein mortgaged premises, the Mortgagee may at the Mortgagee's option expend the monies necessary therefor even to the extent of paying the entire balance of principal and interest due under any such prior mortgage or under such security interest, and the amounts so expended shall be a lien on the mortgaged premises added to and becoming a part of the principal sum due under said Note and secured by this Mortgage and shall be payable on demand with interest at seven (7%) percent per year from the date of such payments.

      11. INSPECTION. Mortgagee and any persons authorized by Mortgagee shall have the right at any time, upon reasonable notice to Mortgagor, to enter the mortgaged premises at a reasonable hour to inspect and photograph its condition and state of repair, and have access to all drawings, plans, books and records and all other information pertinent to the mortgaged premises.

      12. SECURITY AGREEMENT. This Mortgage constitutes a security agreement under the Uniform Commercial Code as adopted in the State and creates a security interest in the Mortgaged Property including, without limitation, all present and future furniture, fixtures, equipment and personal property installed in, or to be placed upon, or used in connection with, or necessary for, the operation of the Mortgaged Property, except such personal property owned by tenants in the Mortgaged Property and such personal property owned by the contractor or subcontractors performing work on the Mortgaged Property, whether stored on the Mortgaged Property or elsewhere and used or to be used in connection with the Mortgaged Property. Mortgagor shall execute, deliver, file and re-file any financing statements or other security agreements Mortgagee may require from time to time to confirm the lien of this Mortgage and the security interest hereby created with respect to such property, and Mortgagor shall pay any costs or fees incurred in connection therewith. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor. Notwithstanding any release of any or all of the property included in the Mortgaged Property which is deemed "real property", any proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security created hereby and referred to herein until the repayment or satisfaction in full of the obligations of Mortgagor as are now or hereafter evidenced by the Note and the other Loan Documents. As to those items of the Mortgaged Property that are, or are to become, fixtures (together with all products and proceeds thereof), it is intended that THIS MORTGAGE SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING from the date of its filing in the real estate records of the County where the Mortgaged Property is located. The name of the record owner of said Mortgaged Property is Mortgagor set forth on page one of this Mortgage. Information concerning the security interest created by this Mortgage may be obtained from Mortgagee, as secured party, at its address as set forth on page one of this Mortgage. The address of Mortgagor, as debtor, is as set forth on page one of this Mortgage. This Mortgage covers goods which are or are to become fixtures.


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      Mortgagor agrees that if default shall be made in any of the covenants or conditions herein contained, or contained in any mortgage constituting a lien upon the mortgaged premises prior and superior to the lien hereof, or should any action be commenced to foreclose any such prior mortgage, the Mortgagee shall have the right forthwith, after any such default, to (i) declare all amounts due on the Note and Mortgage immediately due and payable; (ii) foreclose this Mortgage; (iii) enter upon and take possession of the said mortgaged premises, and to let the said premises, and receive the rents, issues and profits thereof, and to apply the same, after payment of all necessary charges and expenses, on account of the amount hereby secured, and said rents and profits are, in the event of any such default, hereby assigned to the Mortgagee; and (iv) the Mortgagee shall also be at liberty immediately after any such default, upon proceedings being commenced for the foreclosure of this Mortgage, to apply for the appointment of a receiver of the rents and profits of the said premises, and be entitled to the appointment of such receiver as a matter of right, as security for the amounts due the Mortgagee without consideration of the value of the mortgaged premises or solvency of any person or persons liable for the payment of such amounts.

      Acceptance by the Mortgagee of any payments hereunder, after default, or the failure of the Mortgagee, in any one or more instances, to insist upon strict performance by the Mortgagor of any terms and covenants of this Mortgage or to exercise any option or election herein conferred, shall not be deemed to be a waiver or relinquishment for the future of any such terms, covenants, elections or options.

      Wherever used herein, the words, "Mortgagor" or "Mortgagee" shall be deemed to include succeeding owners of the mortgaged property or holders of this Mortgage, respectively, regardless of the means of acquisition thereof and the word "Note" shall include all notes secured hereunder.

      Wherever in this Mortgage any part shall be designated or referred to by name or general reference, such designation is intended to and shall have the same effect as if the words "heirs, executors, administrators, personal or legal representatives, successors and assigns" had been inserted after each and every designation. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

      This Mortgage is the Mortgage referred to in the Loan Agreement between the parties hereto and is subject to the terms and conditions of the Loan Agreement.

      In all references herein to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

      THE MORTGAGOR HEREBY DECLARES AND ACKNOWLEDGES THAT THE MORTGAGOR HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS MORTGAGE.

      IN WITNESS WHEREOF, the Mortgagor has signed this Mortgage the day and year first above written.

ATTEST:                                   IGI, INC.



By: /s/ Domenic N. Golato                 By: /s/ John Ambrose
   ----------------------                    -----------------
   Domenic N. Golato                         John Ambrose
   Secretary                                 President and
                                             Chief Executive Officer


STATE OF NEW JERSEY   :
COUNTY OF MERCER      :


      BE IT REMEMBERED, that on this 10th day of January, 2002, before me. the subscriber, an Attorney-at-Law of the State of New Jersey, personally appeared JOHN AMBROSE, who, being duly sworn on his oath, did depose and make proof to my satisfaction, that he is the PRESIDENT AND CHIEF EXECUTIVE OFFICER of IGI, INC., the Corporation named in and which executed the within Instrument; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution


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of the Board of Directors of said Corporation; and that said Instrument was signed and delivered by said PRESIDENT AND CHIEF EXECUTIVE OFFICER as and for the voluntary act and deed of said Corporation.


                                          /s/ Diane L. Mulligan
                                          ---------------------
                                          Diane L. Mulligan
                                          Attorney-at-Law
                                          State of New Jersey


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